UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2007

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32365 (Commission File Number)	13-4284187 (IRS Employer Identification Number)

1010 Northern Boulevard, Suite 314 Great Neck, NY (Address of principal executive offices)	11021 (Zip Code)
Registrant’s telephone number, including area code: 516-684-1239
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities
On October 22, 2007, Inland American Real Estate Trust, Inc. (“Inland American”) purchased from Feldman Mall Properties, Inc. (the “Company”) 800,000 shares of 6.85% Series A Cumulative Contingently Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) for an aggregate purchase price of $20,000,000, or $25.00 per share of Series A Preferred Stock.
The sale to Inland American was made in accordance with a Purchase Agreement (the “Purchase Agreement”), dated as of April 10, 2007, by and between the Company and Inland American, pursuant to which the Company agreed to sell and Inland American agreed to purchase, through private placements, up to 2,000,000 shares of Series A Preferred Stock during the 12 month period commencing on the date of the Purchase Agreement, at the agreed purchase price of $25.00 per share. The October 22, 2007 sale of Series A Preferred Stock increases the issued and outstanding shares of Series A Preferred Stock to 1,400,000 shares, all of which are held by Inland American. The sale to Inland American was made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) as a transaction not involving any public offering. No commissions or fees were paid in connection with the sale. The securities sold to Inland American have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The Purchase Agreement was filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on April 16, 2007 and is incorporated by reference herein. The terms of the Series A Preferred Stock are governed by articles supplementary (the “Articles Supplementary”) filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland on April 10, 2007, a copy of which was filed as Exhibit 3.1 to Form 8-K filed on April 16, 2007 and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	Articles Supplementary, dated April 10, 2007 (Incorporated by reference from Exhibit 3.1 of the Company’s Form 8-K filed on April 16, 2007)

10.1	Purchase Agreement, dated April 10, 2007, by and between Feldman Mall Properties, Inc. and Inland American Real Estate Trust, Inc. (Incorporated by reference from Exhibit 10.1 of the Company’s Form 8-K filed on April 16, 2007)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.
By:	/s/ Thomas E. Wirth
	Name:	Thomas E. Wirth
	Title:	Executive Vice President and Chief Financial Officer

Date: October 26, 2007

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